UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2011
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2011, Rental Car Finance Corp. (“RCFC”), a wholly owned subsidiary of  Dollar Thrifty Automotive Group, Inc. (“DTG”), a Delaware corporation, issued and sold $400 million principal amount of Rental Car Asset Backed Notes, Series 2011-2 (the “Notes”) to Wells Fargo Bank, N.A. (the “Initial Purchaser”), pursuant to a Note Purchase Agreement, dated as of October 26, 2011 among RCFC, as seller, DTG, as master servicer, Wells Fargo Bank, N.A., as initial note purchaser and the note purchasers from time to time party thereto.  The Notes bear interest at a fixed rate of 3.21% per annum.

The Notes were issued pursuant to a supplement to the Amended and Restated Base Indenture (the “Base Indenture”), dated as of February 14, 2007, between RCFC and Deutsche Bank Trust Company Americas, as trustee.  The Notes are scheduled to begin controlled amortization in December, 2014, with an expected final payment date in May 2015, but are subject to rapid amortization upon the occurrence of certain adverse events, such as failure to pay interest or principal, insufficient collateral, certain changes in control relating to RCFC or DTG and certain other adverse events relating to DTG, including non-compliance with certain financial covenants.  The Notes, together with any other series of notes issued under the Base Indenture and designated as a “Group VIII Series of Notes”, including RCFC’s outstanding Rental Car Asset Backed Notes, Series 2011-1, are secured by, among other things, a pledge of certain collateral owned by RCFC, including (i) a segregated group of rental vehicles that DTG uses in its daily vehicle rental operations, together with certain receivables and other rights relating thereto, (ii) all rights of RCFC under a master motor vehicle lease and servicing agreement (Group VIII), dated as of July 28, 2011, among RCFC, as lessor, DTG, as guarantor and master servicer, DTG Operations, Inc., an Oklahoma corporation and wholly owned subsidiary of DTG, as lessee and servicer, and those other permitted lessees that may become lessees and servicers thereunder from time to time, (iii) all monies on deposit from time to time in certain collection and cash collateral accounts and (iv) all proceeds of the foregoing.  The Notes are also secured by certain other assets of RCFC, including certain monies and accounts that are not shared with any other series of notes issued by RCFC.  Other credit support for the Notes is furnished in the form of a letter of credit issued by Deutsche Bank Trust Company Americas.  The Initial Purchaser and Deutsche Bank Trust Company Americas, and/or their respective affiliates, are also participants in other credit facilities and/or variable funding note programs of DTG and its subsidiaries, including RCFC.

The foregoing description of the issuance of the Notes is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.245 through Exhibit 4.247, which are incorporated herein by reference.

DTG’s press release issued on October 26, 2011 announcing the issuance of the Notes is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2011, RCFC terminated its Rental Car Asset Backed Variable Funding Notes, Series 2010-2 (the “Terminated Notes”) pursuant to a Master Termination Agreement, dated as of October 26, 2011, among RCFC, as issuer, lessor, financing source and beneficiary, DTG, as master servicer and guarantor, DTG Operations, Inc., as lessee, servicer and lessee grantor, Deutsche Bank Trust Company Americas, as trustee, financing source, beneficiary and master collateral agent and Wells Fargo Bank, N.A., as note purchaser.  The termination of the Terminated Notes was effected in conjunction with DTG’s ongoing rationalization of its overall capitalization structure in light of market conditions and DTG’s anticipated funding requirements. The Terminated Notes were originally issued in an aggregate principal amount of $300 million, pursuant to a supplement dated as of June 17, 2010 to the Base Indenture.  The Master Termination Agreement was entered into in conjunction with and conditioned upon the purchase of the Notes by the Initial Purchaser.  RCFC received a waiver of fees that would otherwise have been payable pursuant to the related note purchase agreement in respect of an early termination of the Terminated Notes.  Wells Fargo Bank, N.A. and Deutsche Bank Trust Company Americas, and/or their respective affiliates, are also participants in other credit facilities and/or variable funding note programs of DTG and its subsidiaries, including RCFC.

The foregoing description of the termination of the Terminated Notes is qualified in its entirety by reference to the document attached hereto as Exhibit 4.248, which is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

4.245
Note Purchase Agreement, dated as of October 26, 2011 among Rental Car Finance Corp., as seller, Dollar Thrifty Automotive Group, Inc., as master servicer, Wells Fargo Bank, N.A., as initial note purchaser and the note purchasers from time to time party thereto

4.246	Series 2011-2 Supplement to Amended and Restated Base Indenture, dated as of October 26, 2011, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.247
Enhancement Letter of Credit Application and Agreement dated as of October 26, 2011, among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas, as Series 2011-2 letter of credit issuer

4.248
Master Termination Agreement, dated as of October 26, 2011, among Rental Car Finance Corp., as issuer, lessor, financing source and beneficiary, Dollar Thrifty Automotive Group, Inc., as master servicer and guarantor, DTG Operations, Inc., as lessee, servicer and lessee grantor, Deutsche Bank Trust Company Americas, as trustee, financing source, beneficiary and master collateral agent and Wells Fargo Bank, N.A., as note purchaser

99.1	Press release of Dollar Thrifty Automotive Group, Inc. dated October 26, 2011: Dollar Thrifty Automotive Group Announces Issuance of $400 Million of Medium-Term Asset Backed Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

October 31, 2011	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

4.245
Note Purchase Agreement, dated as of October 26, 2011 among Rental Car Finance Corp., as seller, Dollar Thrifty Automotive Group, Inc., as master servicer, Wells Fargo Bank, N.A., as initial note purchaser and the note purchasers from time to time party thereto

4.246	Series 2011-2 Supplement to Amended and Restated Base Indenture, dated as of October 26, 2011, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.247
Enhancement Letter of Credit Application and Agreement dated as of October 26, 2011, among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas, as Series 2011-2 letter of credit issuer

4.248
Master Termination Agreement, dated as of October 26, 2011, among Rental Car Finance Corp., as issuer, lessor, financing source and beneficiary, Dollar Thrifty Automotive Group, Inc., as master servicer and guarantor, DTG Operations, Inc., as lessee, servicer and lessee grantor, Deutsche Bank Trust Company Americas, as trustee, financing source, beneficiary and master collateral agent and Wells Fargo Bank, N.A., as note purchaser

99.1	Press release of Dollar Thrifty Automotive Group, Inc. dated October 26, 2011: Dollar Thrifty Automotive Group Announces Issuance of $400 Million of Medium-Term Asset Backed Notes